UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

September 16, 2024
Date of Report (Date of earliest event reported)
AIR LEASE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars,	Suite 1000N
Los Angeles,	California	90067
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AL	New York Stock Exchange
6.150% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A	AL PRA	New York Stock Exchange
3.700% Medium-Term Notes, Series A, due April 15, 2030	AL30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 13, 2024, Air Lease Corporation (the “Company”) was notified by The Boeing Company (“Boeing”) that certain union factory workers announced a labor strike. The Company is unable to estimate the duration of the labor strike and its implications on Boeing’s ability to deliver aircraft. At this time the Company is unable to estimate the impacts of the labor strike on its Boeing order book.

Furthermore, as reported in the Company’s latest 10-Q filing on August 1, 2024, the Company expected to receive 12 Boeing aircraft for the remainder of 2024, represented by 5 Boeing 737 MAX aircraft and 7 Boeing 787 aircraft. During the third quarter 2024 and prior to the announcement of the labor strike, the Company purchased 2 Boeing 737 MAX aircraft and 3 Boeing 787 aircraft. Due to the labor strike, the Company cannot currently estimate when it will receive the remaining 7 Boeing aircraft, which were expected to be delivered in 2024, and as a result, its capital expenditures for the remainder of 2024.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding, among other matters, the unknown impact of the labor strike at Boeing on aircraft deliveries, including the expected aircraft deliveries for the remainder of 2024. Words such as “can,” “could,” “may,” “predicts,” “potential,” “will,” “projects,” “continuing,” “ongoing,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and “should,” and variations of these words and similar expressions, are used in many cases to identify these forward-looking statements. Any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and other factors that may cause our actual results, performance or achievements, or industry results to vary materially from our future results, performance or achievements, or those of our industry, expressed or implied in such forward-looking statements. Such factors include, among others our inability to obtain additional capital on favorable terms, or at all, to acquire aircraft, service our debt obligations and refinance maturing debt obligations; the failure of an aircraft or engine manufacturer to meet its contractual obligations to us, including or as a result of manufacturing flaws and technical or other difficulties with aircraft or engines before or after delivery; and any additional factors discussed under “Part I — Item 1A. Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2023, and other Securities and Exchange Commission (“SEC”) filings, including future SEC filings. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. You are therefore cautioned not to place undue reliance on such statements. Any forward-looking statement speaks only as of the date on which it is made, and we do not intend and undertake no obligation to update any forward-looking information to reflect actual results or events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: September 16, 2024	/s/ Gregory B. Willis
Gregory B. Willis
Executive Vice President and Chief Financial Officer

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